Exhibit 10.4

LOCK-UP AGREEMENT

March 13, 2023

Re: Lock-Up Agreement for Company Shares

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in connection with that certain Agreement and Plan of Merger, dated as of March 13, 2023, by and among Mobiv Acquisition Corp, a Delaware corporation (“SPAC”), Pegasus Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”) and SRIVARU Holding Limited, a Cayman Islands exempted company (the “Company”) (as may be amended, restated or supplemented from time to time, the “BCA”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the BCA.

In order to induce the Company to proceed with the Merger and the other transactions contemplated by the BCA, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (the “Lock-up Party”) hereby agrees with the Company as follows:

1.

Subject to the exceptions set forth herein, the Lock-up Party agrees not to, without the prior written consent of the Company Board, (i) sell, offer to sell, contract or agree to sell, assign, lend, offer, encumber, donate, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder, (A) any Company Shares, or (B) any securities convertible into or exercisable or exchangeable for Company Shares, in each case, held by it immediately after the Effective Time (the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clauses (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) until the earlier of (i) six months after the Closing Date, or (ii) subsequent to the Merger, the first time that the last reported sale price of such Company Shares equals or exceeds $12.00 per share (as adjusted for share splits, share consolidations, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any consecutive 30 trading-day period, or the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Company Shares for cash, securities or other property (the “Lock-Up Period”).

2.	The restrictions set forth in paragraph 1 shall not apply to:

(i)

(A) another entity that is an affiliate of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned or who shares a common investment advisor with the undersigned or (B) as part of a distribution to members, partners or shareholders of the undersigned via dividend or share repurchase;

(ii)	Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon liquidation or dissolution of the entity;

(iii)	transactions relating to Company Shares or other securities convertible into or exercisable or exchangeable for Company Shares acquired in open market transactions after the Effective Date;

(iv)	Transfers made pursuant to a bona fide gift or charitable contribution;

(v)	Transfers made by will or intestate succession upon the death of a Lock-up Party;

(vi)	Transfers pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union;

(vii)

the exercise of Company Options or Company Warrants to purchase Company Shares or the vesting of Company Equity Awards and any related transfer of Company Shares to the Company in connection therewith (A) deemed to occur upon the “cashless” or “net” exercise of such Company Options or Company Warrants or (B) for the purpose of paying the exercise price of such Company Options or Company Warrants or for paying taxes due as a result of the exercise of such Company Options or Company Warrants, the vesting of such Company Options, Company Warrants or Company Equity Awards, or as a result of the vesting of such Company Shares, it being understood that all Company Shares received upon such exercise, vesting or transfer will remain subject to the restrictions of this Letter Agreement during the Lock-Up Period;

(viii)

surrender of Company Shares or other securities convertible into or exercisable or exchangeable for Company Shares for cancellation pursuant to any contractual arrangement in effect at the Effective Time;

(ix)

the entry, by the Lockup Party, at any time after the Effective Time, of any trading plan providing for the sale of Company Shares by the Lockup Party, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any Company Shares during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period;

(x)

transactions in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Company Shares for cash, securities or other property; and

2

(xi)

transactions to satisfy any U.S. federal, state, or local income tax obligations of the Lockup Party (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the BCA was executed by the parties, which change prevents the Merger from qualifying as either a “reorganization” pursuant to Section 368(a) of the Code or a transaction governed by Section 351 of the Code (and the Merger does not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes), solely and to the extent necessary to cover any tax liability as a direct result of the transaction.

provided, however, that (A) in the case of clauses (i) through (iv), these permitted transferees must enter into a written agreement, in substantially the form of this Letter Agreement, agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.

3.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described in the BCA, are hereby authorized to decline to make any transfer of such securities if such transfer would constitute a violation or breach of this Letter Agreement.

4.

This Letter Agreement and the terms of the BCA embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred herein or the documents or instrument referred to herein, which collectively supersedes all prior agreements and the understandings between the parties hereto with respect to the subject matter contained herein. This Letter Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the undersigned Lock-up Party and the Company, as applicable (and with respect to the Company, only with the written consent of a majority of the Company’s directors, as applicable, which shall include at least one of the independent directors thereof).

5.

This Letter Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns. This Letter Agreement shall not be assigned by any party hereto, except by operation of law or consistent with the terms herein, without the prior written consent of the other party and any assignment without such consent shall be null and void; provided, that no such assignment shall relieve the assigning party of its obligations hereunder.

6.

This Letter Agreement and any action, proceeding, claim or dispute (whether in contract, tort or otherwise) (each, an “Action”) that may be based upon, arise out of or relate to this Letter Agreement or the negotiation, execution or performance hereof shall be governed by, construed and enforced in accordance with the laws (both substantive and procedural) of the State of New York, without regard to the conflicts of law principles thereof except Section 5-1401 and Section 5-1402 of the New York General Obligations Law. All Actions arising out of or relating to this Letter Agreement shall be heard and determined exclusively

3

Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the State of Delaware) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive personal and subject matter jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Letter Agreement by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject to the personal or subject matter jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party hereto agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by laws.

7.

This Letter Agreement shall become effective on the date hereof and terminate on the earlier of (i) the expiration of the Lock-up Period, (ii) termination of the BCA, and (iii) the liquidation of SPAC.

[Signature pages follow]

4

IN WITNESS WHEREOF, each party has duly executed this Letter Agreement, as of the date first written above.

Very truly yours,

Lockup Party: The SVM Trust

AAMICORP CAYMAN FIGUCIARY LIMITED as Trustee of the SVM Trust

Signature: /s/ Kimbert Solomon / /s/ Christina Hart

Name: Kimbert Solomon / Christina Hart Title: Director / Attorney-in-Fact

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, each party has duly executed this Letter Agreement, as of the date first written above.

Very truly yours,

Lockup Party:

Signature:	/s/ Sharmila Mohanraj
Name:	Sharmila Mohanraj

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, each party has duly executed this Letter Agreement, as of the date first written above.

Very truly yours,

Lockup Party:

Signature:	/s/ Mohanraj Ramasamy
Name:	Mohanraj Ramasamy

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, each party has duly executed this Letter Agreement, as of the date first written above.

Very truly yours,

Lockup Party:

MOBIV PTE. LTD.

Signature:	/s/ Peter Bilitsch
Name:	Peter Bilitsch
Title:	Founder and Director

[Signature Page to Lock-Up Agreement]

Acknowledged and agreed by:

SRIVARU Holding Limited

Signature:	/s/ Mohanraj Ramasamy
Name:	Mohanraj Ramasamy
Title:	Director

[Signature Page to Lock-Up Agreement]